UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

OSL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-108690	98-0441032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1710 First Avenue New York, NY 10028
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-419-4900

Red Rock Pictures Holdings, Inc. 6019 Olivas Park Drive, Suite C Ventura, California 93003
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01	OTHER EVENTS

On November 29, 2011, OSL Holdings Inc. (the “Company”) issued a press release announcing the acceptance by FINRA of the Company’s name change and new trading symbol,  a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

 (d)        Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2011
OSL HOLDINGS INC.

By:	/s/ Eli Feder
Eli Feder President and Chief Executive Officer
By:	/s/ Eric Kotch
Eric Kotch Chief Financial Officer, Treasurer and Secretary